Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Servotronics, Inc. (the "Company"), on Form 10-QSB for the quarter ended March 31,2007, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. Other than the completion of a review of the interim financial statements contained within this report by an independent accountant using professional review standards and procedures, the quarterly report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Act of 1934, and

         2.    The  information   contained  in  the  quarterly   report  fairly
               represents, in all materials respects, the financial condition and results of operations of the Company.



Date:    May 14, 2007         /s/Cari L. Jaroslawsky, Chief Financial Officer
                              -----------------------------------------------
                              Cari L. Jaroslawsky
                              Chief Financial Officer